Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Basic Earth Science Systems, Inc. (the "Company") on Form 10-QSB for the period ended December 31, 2004 to be filed with the Securities and Exchange Commission on February 11, 2005 (the "Report"), I, Ray Singleton, as President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Ray Singleton                             February 4, 2005
-----------------                             ----------------
Ray Singleton, President and
Chief Executive Officer